Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES‑OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Acorda Therapeutics, Inc. (the “Company”) for the fiscal year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Gesser, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Gesser
Michael Gesser
Chief Financial Officer
(Principal Financial Officer)
March 14, 2023

[A signed original of this written statement required by Section 906 of the Sarbanes‑Oxley Act of 2002 has been provided to Acorda Therapeutics, Inc. and will be retained by Acorda Therapeutics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]